SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2001

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-210832
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8995 Westside Parkway
Alpharetta, GA 30004
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (678) 336-2500

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Item 5. Other Events

On June 19, 2001, AtheroGenics, Inc. issued the following press release:

ATHEROGENICS ANNOUNCES $20 MILLION PRIVATE PLACEMENT OF COMMON STOCK

ATLANTA, Ga., June 19, 2001 -- AtheroGenics, Inc. (Nasdaq: AGIX), an emerging pharmaceutical company focused on the treatment of chronic inflammatory diseases, today announced that it has completed the sale of 3,585,000 newly issued shares of common stock at a price of $5.75 per share. Gross proceeds to the company were $20.6 million. Both new and existing investors participated in the transaction, including, among others, SAFECO Growth Opportunities Fund and Vulcan Ventures Inc. JPMorgan H&Q served as exclusive placement agent for this transaction.

Russell M. Medford, M.D., Ph.D., AtheroGenics' President and Chief Executive Officer said, "We are pleased to see our existing shareholders expand their holdings, in addition to welcoming new, well-regarded institutional investors like SAFECO Growth Opportunities Fund." AtheroGenics expects to use the net proceeds from this financing for research and development activities, including clinical trials, and general corporate purposes, including working capital. The company may also use a portion of the proceeds to acquire or invest in complementary businesses, products or technologies.

The securities sold in this private placement have not yet been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. The company expects to file a registration statement on Form S-1 promptly after the closing of the transaction for purposes of registering the resale of the shares of common stock issued in the private placement.

About AtheroGenics
AtheroGenics is focused on the discovery, development and commercialization of novel drugs for the treatment of chronic inflammatory diseases such as heart disease (atherosclerosis), rheumatoid arthritis and asthma. In May, the company announced top-line results from its successful Phase II clinical study with its lead compound, AGI-1067, a novel oral agent being developed in collaboration with Schering-Plough Corporation for the treatment of post-angioplasty restenosis. The company recently commenced a Phase I clinical study for AGIX-4207, AtheroGenics' second v-protectant clinical candidate, a novel oral agent being developed for the treatment of the signs and symptoms of rheumatoid arthritis. For more information about AtheroGenics, please visit www.atherogenics.com.

This press release may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performance to differ materially from those referred to in such statements. These risks include statements which address operating performance, events or developments that we expect or anticipate will occur in the future, such as projections about our future results of operations or our financial condition, our collaborative efforts with Schering-Plough Corporation, the development of our product candidates, anticipated trends in our business, and other risks that could cause actual results to differ materially. These risks are discussed in AtheroGenics' Securities and Exchange Commission filings, including the company's registration statement on Form S-1, Registration No. 333-31140, filed with the SEC, and including but not limited to the risks discussed in AtheroGenics' Form 10-K for fiscal 2000, and our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, all of which are incorporated by reference into this press release. These documents may also be examined at public reference facilities maintained by the SEC or, to the extent filed via EDGAR, accessed through the SEC's web site (http://www.sec.gov).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: June 20, 2001	By: /s/MARK P. COLONNESE
MARK P. COLONNESE
Vice President of Finance and
Administration and Chief Financial Officer